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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 18, 2000, included in Syntroleum Corporation's Form 10-K/A for the year ended December 31, 1999, and to all references to our Firm included in or made a part of this Amendment No. 1 to Form S-3 Registration Statement File No. 333-32968.

                                          ARTHUR ANDERSEN LLP

Tulsa, Oklahoma
April 24, 2000